Exhibit 10.2

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and the registrant customarily and actually treats as private and confidential.

FIRST AMENDMENT TO MASTER SERVICES AGREEMENT

This First Amendment to the Master Services Agreement (“First Amendment”) executed as of the dates below and effective as of 09 November 2018, (the “First Amendment Effective Date”) by and among Chondrial Therapeutics, Inc., having an address at 150 Monument Road, Suite 207, Bala Cynwyd, PA 19004 (“Client”) and KBI Biopharma, Inc. (“KBI Biopharma”) with an address at 1101 Hamlin Road, Durham, North Carolina 27704.

WHEREAS, Client and KBI Biopharma entered into a Master Services Agreement (“Agreement”) with an effective date of 20 September 2017 (“Agreement Effective Date”); and

WHEREAS, the parties desire to amend the Agreement as of the First Amendment Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements set forth in this First Amendment, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.	Section 16.2 shall be modified by this Section and replacing it with the following:

Client Insurance. Client shall secure and maintain in full force and effect throughout the Term, and for a period of three (3) years after completion of any clinical trials in which any Product provided under this Agreement is used, policies of insurance for (a) workers’ compensation in accordance with applicable statutory requirements, employer’s liability in an amount not less than [***], and automobile liability in an amount not less than [***], (b) primary and noncontributory commercial general liability in an amount not less than [***] per occurrence and [***] in the aggregate, (c) primary and noncontributory products/completed operations liability in an amount not less than [***] per occurrence and [***] in the aggregate, and (d) primary and noncontributory umbrella liability in an amount not less than [***] per occurrence and [***] in the aggregate provided that Chondrial shall not be required to procure the coverage described in clauses (b), (c) and (d) above until commencement of the first clinical trial using the Product in humans

2.

Other Terms. Unless as otherwise indicated in this Amendment, the terms and conditions of the Agreement are incorporated in and made a part of this Amendment by this reference as if restated here. All references in the Agreement to such Agreement shall be deemed to include the provisions of this Amendment.

Signatures appear on the following page

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the date first written above.

Chondrial Therapeutics, Inc.	KBI Biopharma, Inc.
By:/s/ Carole Ben-Maimon [signature]	By:/s/ Tim Kelly [signature]
Name: Carole Ben-Maimon	Name: Tim Kelly
Title: President and CEO	Title: President & CEO
Date:7/15/2019	Date: 16Jul2019